LAZARD
                               Retirement Series
                                  Semi-Annual Report
                                       June 30, 2001

================================================================================
LAZARD RETIREMENT SERIES, INC.


--------------------------------------------------------------------------------


BOARD OF DIRECTORS
------------------

JOHN J. BURKE            RETIRED; FORMER VICE CHAIRMAN AND DIRECTOR,
                         MONTANA POWER COMPANY

KENNETH S. DAVIDSON      PRESIDENT, DAVIDSON CAPITAL MANAGEMENT CORPORATION

NORMAN EIG               VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC

CARL FRISCHLING          SENIOR PARTNER, KRAMER LEVIN NAFTALIS & FRANKEL LLP

HERBERT W. GULLQUIST     VICE CHAIRMAN AND MANAGING DIRECTOR,
                         LAZARD FRERES & CO. LLC;
                         CHIEF INVESTMENT OFFICER, LAZARD ASSET MANAGEMENT

WILLIAM KATZ             PRESIDENT AND CHIEF EXECUTIVE OFFICER, BBDO NEW YORK

LESTER Z. LIEBERMAN      PRIVATE INVESTOR

RICHARD REISS, JR.       MANAGING PARTNER, GEORGICA ADVISORS LLC

JOHN RUTLEDGE            PRESIDENT, RUTLEDGE CAPITAL


OFFICERS
--------

NORMAN EIG               CHAIRMAN OF THE BOARD

HERBERT W. GULLQUIST     PRESIDENT

DAVID M. GOLDENBERG      VICE PRESIDENT AND SECRETARY

BERNARD J. GRZELAK       TREASURER

NATHAN A. PAUL           ASSISTANT SECRETARY

STEPHEN ST. CLAIR        ASSISTANT TREASURER

================================================================================
LAZARD RETIREMENT SERIES, INC.


--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
Investment Overviews ......................................................    2
Performance Table .........................................................    5
Portfolios of Investments
  Lazard Retirement Equity Portfolio ......................................    6
  Lazard Retirement Small Cap Portfolio ...................................    8
  Lazard Retirement International Equity Portfolio ........................   10
  Lazard Retirement Emerging Markets Portfolio ............................   12
Notes to Portfolios of Investments ........................................   14
Statements of
  Assets and Liabilities ..................................................   16
  Operations ..............................................................   17
  Changes in Net Assets ...................................................   18
Financial Highlights ......................................................   22
Notes to Financial Highlights .............................................   24
Notes to Financial Statements .............................................   25

SHARES OF THE PORTFOLIOS ARE OFFERED ONLY TO SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. PORTFOLIO SHARES MAY ALSO BE OFFERED TO CERTAIN QUALIFIED PENSION AND RETIREMENT PLANS AND ACCOUNTS PERMITTING ACCUMULATION OF ASSETS ON A TAX-DEFERRED BASIS.

THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS DOCUMENT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

================================================================================
LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS

--------------------------------------------------------------------------------

LAZARD RETIREMENT EQUITY PORTFOLIO

The Portfolio posted a total return of 0.29% for the six months ended June 30, 2001, beating the (6.70)% return of the S&P 500(R) Index during the same period.

The market began 2001 with a rally during January. However, negative economic news, a series of profit warnings and the California energy crisis soon combined to reverse this rally. As investors' hopes for a market rebound later in the year waned, even the Federal Reserve's interest rate cuts proved incapable of dampening the on-going volatility and sector rotation. Corporate earnings growth slowed for technology companies in particular, while sectors that are historically more insulated from the economy, such as pharmaceuticals and utilities, did manage to hold up through much of the first quarter before finally succumbing to the negative investment atmosphere. By the second quarter of 2001, U.S. stocks, particularly technology companies, managed a rally because of the Federal Reserve's on-going and unprecedented number of interest rate cuts. However, concern in the market remains that the current downturn is a result of a flood of investment during the earlier technology boom. If this proves true, the economy is unlikely to respond to the Federal Reserve's monetary stimulus. This concern caused stocks to reverse their second rally of the year and resume their downward drift during May and June.

Retirement Equity's strong stock selection enabled it to outperform the broader market as depicted by the S&P 500 through much of the first half of 2001. For example, while the technology sector proved itself quite volatile during the first half of the year, several of the Portfolio's technology holdings, including IBM and Compaq, actually managed gains in this environment. IBM rose because of its strong global services business, while Compaq rose due to its strong server and storage business. In the media sector, cyclical companies were more affected by the decline in advertising. Therefore, we initiated positions in more diversified global franchises such as Viacom, as we believe that Viacom's efficient cross selling initiatives position it as an excellent long-term investment. The Portfolio's healthcare holdings detracted from its performance as they corrected from an overly strong fourth quarter of 2000.

The return to economic recovery still appears far away, as corporate earnings remain cloudy and investors evaluate the impact of the global economic slowdown. Lazard, however, will adhere to its disciplined investment process of focusing on individual company fundamentals. We believe our relative value discipline will enable the Portfolio to best weather the market's fluctuations.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

The Portfolio posted a total return of 11.57% for the six months ended June 30, 2001, beating the 6.94% return of the Russell 2000(R) Index during the same period.

The year-to-date performance for the Portfolio was affected significantly by the market's continued volatility, which began last year. While the market initially rebounded in January because of investor enthusiasm about the first of the Federal Reserve's interest rate cuts, that enthusiasm ebbed quickly as a series of companies began to report disappointing earnings. The hardest hit sector was technology, as its earnings slowdown was particularly apparent. Traditional companies held up quite well before finally succumbing to negative investor sentiment in the final weeks of the first quarter. In this environment, U.S. small caps still managed to outperform larger companies as their lower valuations provided additional support during the overall decline. By the second quarter of 2001, U.S. small caps had significantly recovered from their first quarter decline to generate fairly strong gains and continued to outperform the larger cap stocks. Investor sentiment finally began to turn positive in response to three more interest rate cuts that the Federal Reserve implemented during the second quarter. However, concern still exists that the current economic downturn is a result of a flood of investment during the earlier technology boom and that the market is unlikely to respond to the Federal Reserve's monetary stimulus.

The Portfolio's strong stock selection in several sectors helped it to outperform its benchmark, the Russell 2000 Index. In healthcare, companies such as medical products supplier Invacare, proved attractive to investors who sought out defensive names with which to ride out the volatility. The consumer sector has proven itself to be particularly resilient this year as consumer spending remains one of the

================================================================================
LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS (CONTINUED)

--------------------------------------------------------------------------------

few strong areas of the economy. Several of the Portfolio's consumer discretionary holdings were opportunistically trimmed, to take advantage of this sector's upswing. Other consumer sector companies, such as Harman International, are positioning themselves to expand further once the economy recovers. The Portfolio's technology holdings have proved disappointing in the first half of the year. Market sentiment regarding technology companies has declined significantly; however, we believe that our technology holdings, such as hard drive producer Maxtor, are fundamentally sound and poised to benefit from an eventual upturn in PC demand.

We remain aware of and concerned about the extreme swings in market sentiment, but believe that the Portfolio has been composed of well-managed businesses with strong cash flows and modest debt levels. In addition, the Portfolio's holdings have generally demonstrated more consistent earnings streams and lower valuations than those in its benchmark. Therefore, we will continue to adhere to our investment process of maintaining focus on individual company fundamentals so that the Portfolio may continue to benefit from Lazard's disciplined fundamental approach.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

The Portfolio posted a total return of (13.32)% for the six months ended June 30, 2001, beating the (14.61)% return of the MSCI(R) EAFE(R) Index during the same period.

International equity markets fell during the first quarter of 2001 largely because of concerns that the U.S. economic slowdown would negatively impact international companies and because of widespread perception that international central banks were not dealing with interest rates aggressively enough to buoy those economies. In response, the Bank of Japan, the Bank of England, the European Central Bank and the Federal Reserve all cut interest rates during the first half of 2001, thereby triggering rallies across the globe, particularly in the beaten down technology and telecommunications sectors. Japanese stocks, despite negative media coverage, had initially fallen less than their European counterparts, and the new Japanese Prime Minister's announced intent to accelerate financial reforms further added to the optimism, driving Japanese stocks dramatically higher during the early May rally. The rally faded later in the second quarter, however, as corporate earnings continued to be weak and expectations for economic growth in Europe and Japan were revised down. On a more positive note, the impact of recently announced German tax reforms began to become apparent during the first half of 2001, as pan-European financial institutions such as Allianz AG and HypoVereinsbank began to explore ways to swap latent shareholdings in an attempt to eliminate unproductive balance sheet assets and strengthen their operations.

In response to the changing economic environment and new tax and retirement reforms, many companies in all sectors and markets have responded by implementing a number of restructuring and cost-cutting moves that are designed to return the companies to or to maintain current profitability. For example, BNP Paribas, France's largest bank, stopped lending to small businesses, as it deemed the margins no longer sufficient to cover the underlying risk. Similarly, ING Groep is enhancing its balance sheet through the disposal of assets and cost-cutting measures, such as selling its U.S. securities business to ABN AMRO and integrating its Barings unit into its European operations. ABN AMRO is not only buying businesses to bolster its competitive position, but it is also selling its non-core operations. The recent disposal of European American Bank, for example, added credibility to management's commitment to its strategy of restructuring the bank and has already yielded many results. Several other reorganization initiatives that were launched earlier have also already yielded favorable results. For example, increases in oil production and cost savings allowed TotalFinaElf to raise its dividend by 40 percent and to announce record profits for 2000. Similarly, NTT DoCoMo, Japan's leading mobile phone company, announced that it expected to beat earnings forecasts for the fiscal year, with additional expansion planned into the i-mode mobile phone network in Europe and the United States within the year.

We believe that Germany's recent pension and tax reform is likely to continue to have a far-reaching and long-lasting impact on European capital markets. The deregulation and tax reform in the United States that set the stage for the robust equity returns the United States witnessed throughout the 1990s are now apparent in Europe, and, to a lesser

================================================================================
LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS (CONCLUDED)

--------------------------------------------------------------------------------

extent, in Japan. Lazard believes that these reforms should increase the return on capital that companies are able to generate. Therefore, we will continue to adhere to our relative value style of investing that focuses on selecting financially productive companies on the basis of their individual fundamentals, rather than on popular market sentiment.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

The Portfolio posted a total return of (0.40)% for the six months ended June 30, 2001, beating the (1.64)% return of the MSCI(R) EMF(R) Index during the same period.

The year began strongly for emerging markets equities as they benefited from the aggressive easing of monetary policy by the Federal Reserve. However, increased fears of slowing growth, and global weakness in the technology and telecommunications sectors, led to a drop of about 5 percent for the MSCI EMF Index for the first quarter. The Asian markets performed the best, rising around
1.4 percent, while Latin American equities fell approximately 3 percent. By far, the weakest performing region was that of Europe and the Middle East, where shares finished down almost 22 percent. By the second quarter, emerging markets recovered sufficiently to rise approximately 4 percent, while international (developed ) markets fell 1 percent. Eastern Europe was the strongest emerging markets region for the second quarter; however, Latin American markets also performed reasonably well. By region, Asia was the second quarter's laggard, as it was adversely affected by the continuing weakness in technology, which represents a large portion of the South Korean and Taiwanese markets. The slow movement towards much needed voluntary restructuring in Asia also contributed to its poor performance.

The first half of the year was dominated by national crises from all regions. Latin American equity markets were unable to escape the reverberations of Argentina's serious economic concerns, government reshuffling and dramatic volatility. The appointment of former finance minister Domingo Cavallo as economy minister, in late March, helped to steady Argentina's stock market. However, the effect Cavallo's appointment had on Brazil's economy, coupled with the increasing competition within the Brazilian telecommunications industry, resulted in the Brazilian market falling by more than 10 percent during the first quarter alone. Conversely, Mexican equities rose by almost 4 percent during the first quarter, and 20 percent during the second quarter. Mexico's performance was greatly helped by Citigroup's announcement of its $12.5 billion acquisition of Mexico's leading financial group, Banacci, in May, and the positive tone of the economy that is being demonstrated in the strength of the peso.

Weak regional performance from Europe and the Middle East also resulted from internal crises. An argument between the Turkish President and Prime Minister contributed to huge capital outflows that led to a devaluation of the Turkish lira in February. Although a former World Bank executive was appointed to restore confidence with a new program, the lira fell further as investors were unimpressed by the government's lethargic enactment of important legislation. In Israel, equities finished more than 30 percent lower, as software shares were hammered and amid concerns over the election of the new Likud government. Subsequently, the aversion of the economic crisis in Turkey propelled Turkish stock prices to rise by more than 19 percent in the second quarter, thereby making Turkey one of the best performing markets year-to-date. Israel did not fare as well, as the on-going violence continues to badly affect the shekel, slow economic growth and swell Israel's budget deficits. In addition, foreign investment has plunged more than 50 percent this year as investors have pulled out of the Tel Aviv Stock Exchange.

We remain concerned about the continuing swings in market sentiment, but believe that the Portfolio is well positioned for the long term. We believe that our relative value style leads to investment in well-managed businesses with strong cash flow and modest debt levels, enabling the Portfolio to maintain positions with more consistent earnings streams and lower valuations, which should help it to better weather these fluctuations. As well, we believe the Portfolio will continue to benefit from our disciplined fundamental approach.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PERFORMANCE TABLE

--------------------------------------------------------------------------------

THE PERFORMANCE DATA CONTAINED IN THE PERFORMANCE TABLE IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN A PORTFOLIO UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR         CUMULATIVE TOTAL RETURNS FOR
                                                           PERIODS ENDED JUNE 30, 2001            PERIODS ENDED JUNE 30, 2001
                                                       =====================================  =====================================
                                                          ONE          THREE        SINCE        ONE         THREE        SINCE
                                                          YEAR         YEAR      INCEPTION*      YEAR         YEAR      INCEPTION*
                                                       =========== ============ ============  =========== =========== =============
Lazard Retirement Equity Portfolio                        0.72%        4.90%        5.75%        0.72%      15.44%        20.18%
S&P 500(R) Index**                                      (14.83)%       3.88%        5.06%      (14.83)%     12.11%        17.60%
S&P/BARRA Value(R) Index**                                7.92%        6.07%        6.04%        7.92%      19.35%        21.23%

Russell 1000(R) Value Index**                            10.33%        5.35%        5.36%       10.33%      16.94%        18.70%
Lazard Retirement Small Cap Portfolio                    23.03%        9.96%        8.65%       23.03%      32.96%        35.43%
Russell 2000(R) Index**                                   0.65%        5.31%        5.51%        0.65%      16.80%        21.74%

Russell 2000 Value Index**                               30.87%        6.92%        7.89%       30.87%      22.24%        32.93%
Lazard Retirement International Equity Portfolio        (18.59)%          --        2.35%      (18.59)%        --          6.81%

MSCI(R) EAFE(R) Index**                                 (23.60)%          --        3.04%      (23.60)%        --          8.84%
Lazard Retirement Emerging Markets Portfolio            (22.52)%      (1.94)%      (5.89)%     (22.52)%     (5.70)%      (19.89)%
MSCI EMF(R) Index**                                     (25.82)%       1.48%       (6.01)%     (25.82)%      4.51%       (20.29)%

NOTES TO PERFORMANCE TABLE:

* Performance is measured from March 18, 1998 for Lazard Retirement Equity Portfolio, from November 4, 1997 for Lazard Retirement Small Cap Portfolio and Lazard Retirement Emerging Markets Portfolio, and from September 1, 1998 for Lazard Retirement International Equity Portfolio.

   The performance for the relevant indices are for the comparable period. Portfolio returns are net of fees and assume reinvestment of dividends and distributions, if any. Certain expenses of the Portfolios have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolios' total returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

   Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of each Portfolio will fluctuate, so that an investor's shares in a Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and assume reinvestment of dividends and distributions, if any. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The MSCI Emerging Markets Free (EMF) Index is comprised of emerging market securities in countries open to non-local investors.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO
COMMON STOCKS--90.6%
AEROSPACE & DEFENSE--2.6%
 Honeywell International, Inc. ......................     1,100    $     37,237
 United Technologies Corp. ..........................     1,400         102,564
                                                                   ------------
                                                                        139,801
                                                                   ------------
BANKING & FINANCIAL SERVICES--20.0%
 American Express Co. ...............................     1,900          73,720
 Bank of America Corp. ..............................     1,933         116,038
 Citigroup, Inc. ....................................     3,903         206,235
 Fannie Mae .........................................     1,400         119,210
 FleetBoston Financial Corp. ........................     3,800         149,910
 J.P. Morgan Chase & Co. ............................     4,600         205,160
 Merrill Lynch & Co., Inc. ..........................     1,800         106,650
 PNC Financial Services Group .......................     1,700         111,843
                                                                   ------------
                                                                      1,088,766
                                                                   ------------
BREWERY--2.0%
 Heineken NV ADR ....................................     2,758         111,208
                                                                   ------------
BUSINESS SERVICES & SUPPLIES--2.0%
 First Data Corp. ...................................     1,700         109,225
                                                                   ------------
CHEMICALS & PLASTICS--2.1%
 Du Pont (E.I.) de Nemours & Co. ....................     2,400         115,776
                                                                   ------------
COMPUTER SOFTWARE--1.1%
 Microsoft Corp. (a) ................................       800          58,400
                                                                   ------------
COMPUTERS & BUSINESS EQUIPMENT--3.9%
 Compaq Computer Corp. ..............................     7,200         111,528
 International Business Machines Corp. ..............       900         101,700
                                                                   ------------
                                                                        213,228
                                                                   ------------
COSMETICS & TOILETRIES--1.7%
 The Gillette Co. ...................................     3,100          89,869
                                                                   ------------
DRUGS & HEALTH CARE--9.7%
 Aventis SA ADR .....................................         1              80
 Eli Lilly & Co. ....................................     1,600         118,400
 Johnson & Johnson ..................................     2,200         110,000
 Merck & Co., Inc. ..................................     1,400          89,474
 Pharmacia Corp. ....................................     2,300         105,685
 Schering-Plough Corp. ..............................     2,900         105,096
                                                                   ------------
                                                                        528,735
                                                                   ------------
ELECTRONICS--1.7%
 Motorola, Inc. .....................................     5,700          94,392
                                                                   ------------
FOOD & BEVERAGES--7.0%
 Diageo PLC ADR .....................................     2,700         118,665
 PepsiCo, Inc. ......................................     3,700         163,540
 The Kroger Co. (a) .................................     3,900          97,500
                                                                   ------------
                                                                        379,705
                                                                   ------------
HOTELS & RESTAURANTS--2.1%
 McDonald's Corp. ...................................     4,300         116,358
                                                                   ------------
HOUSEHOLD PRODUCTS--1.9%
 The Procter & Gamble Co. ...........................     1,645         104,951
                                                                   ------------
INSURANCE--5.0%
 American International Group, Inc. .................     1,300         111,800
 The Hartford Financial Services Group, Inc. ........     2,340         160,056
                                                                   ------------
                                                                        271,856
                                                                   ------------
MANUFACTURING--2.1%
 General Electric Co. ...............................     2,300         112,125
                                                                   ------------
MULTIMEDIA--2.4%
 AT&T Corp. - Liberty Media Corp.,
   Class A (a) ......................................     3,400          59,466
 Viacom, Inc., Class B (a) ..........................     1,400          72,450
                                                                   ------------
                                                                        131,916
                                                                   ------------

OIL & GAS--8.1%
 BP PLC ADR .........................................     2,100         104,685
 Chevron Corp. ......................................     1,705         154,302
 Conoco, Inc., Class B ..............................     2,600          75,140
 Royal Dutch Petroleum Co. NY Shares ................     1,800         104,886
                                                                   ------------
                                                                        439,013
                                                                   ------------
PETROLEUM EQUIPMENT & SERVICES--0.9%
 Halliburton Co. ....................................     1,300          46,280
                                                                   ------------
RETAIL--1.8%
 Target Corp. .......................................     2,900         100,340
                                                                   ------------
SEMICONDUCTORS & COMPONENTS--2.6%
 Agere Systems, Inc., Class A (a) ...................     8,000          60,000
 Intel Corp. ........................................     2,850          83,362
                                                                   ------------
                                                                        143,362
                                                                   ------------
TELECOMMUNICATIONS--5.3%
 Qwest Communications International, Inc ............     1,400          44,618
 SBC Communications, Inc. ...........................     3,484         139,569
 Verizon Communications, Inc. .......................     2,000         107,000
                                                                   ------------
                                                                        291,187
                                                                   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------


DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO (CONCLUDED)
UTILITIES--4.6%
 Entergy Corp. ......................................     3,600    $    138,204
 Public Service Enterprise Group, Inc. ..............     2,300         112,470
                                                                   ------------
                                                                        250,674
                                                                   ------------
TOTAL COMMON STOCKS
 (Identified cost $4,785,877) .......................                 4,937,167
                                                                   ------------


                                                     PRINCIPAL
                                                       AMOUNT
DESCRIPTION                                             (000)         VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--8.0%
 State Street Corp., 3.88%, 07/02/01,
   (Dated 06/29/01, collateralized by
   $420,000 United States Treasury
   Note, 6.000%, 08/15/09, with a
   value of $448,350)
   (Identified cost $436,000) .......................  $    436    $    436,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $5,221,877) (b) ...................      98.6%   $  5,373,167
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .....................................       1.4          77,604
                                                          ------   ------------
NET ASSETS ..........................................     100.0%   $  5,450,771
                                                          ======   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO
COMMON STOCKS--95.1%
AIRLINES--1.9%
 Alaska Air Group, Inc. (a) .........................    13,600    $    393,040
 Atlantic Coast Airlines Holdings, Inc. (a) .........     4,300         128,957
                                                                   ------------
                                                                        521,997
                                                                   ------------
AUTO PARTS--0.9%
 Pennzoil-Quaker State Co. ..........................    21,400         239,680
                                                                   ------------
BANKING & FINANCIAL SERVICES--10.0%
 Allied Capital Corp. ...............................    11,200         259,280
 Chittenden Corp. ...................................    12,800         430,720
 Heller Financial, Inc., Class A ....................    14,100         564,000
 New York Community Bancorp, Inc. ...................     7,150         269,198
 Richmond County Financial Corp. ....................     7,600         285,152
 W.P. Stewart & Co., Ltd. ...........................    13,300         325,850
 Westamerica Bancorporation .........................     6,400         251,200
 Wilmington Trust Corp. .............................     5,500         344,575
                                                                   ------------
                                                                      2,729,975
                                                                   ------------
BUSINESS SERVICES & SUPPLIES--11.7%
 American Management Systems, Inc. (a) ..............    13,000         306,800
 Answerthink, Inc. (a) ..............................    64,500         644,355
 Dendrite International, Inc. (a) ...................    28,700         215,250
 Gartner, Inc., Class A (a) .........................    29,200         321,200
 Iron Mountain, Inc. (a) ............................    10,000         448,400
 MAXIMUS, Inc. (a) ..................................     7,400         296,666
 The Titan Corp. (a) ................................    21,600         494,640
 United Stationers, Inc. (a) ........................    14,800         467,088
                                                                   ------------
                                                                      3,194,399
                                                                   ------------
COMPUTER SERVICES--1.1%
 Acxiom Corp. (a) ...................................    22,500         294,525
                                                                   ------------
COMPUTER SOFTWARE--0.8%
 Mentor Graphics Corp. (a) ..........................    12,900         225,750
                                                                   ------------
COMPUTERS & BUSINESS EQUIPMENT--2.9%
 Avocent Corp. (a) ..................................    19,500         443,625
 Maxtor Corp. (a) ...................................    64,000         336,000
                                                                   ------------
                                                                        779,625
                                                                   ------------
CONSTRUCTION MATERIALS--1.7%
 Dal-Tile International, Inc. (a) ...................    15,800         293,090
 Martin Marietta Materials, Inc. ....................     3,700         183,113
                                                                   ------------
                                                                        476,203
                                                                   ------------
CONTAINERS--0.8%
 Packaging Corp. of America (a) .....................    14,800         229,844
                                                                   ------------
DRUGS & HEALTH CARE--5.7%
 Apria Healthcare Group, Inc. (a) ...................    10,400         300,040
 Celgene Corp. (a) ..................................     9,100         262,535
 Manor Care, Inc. (a) ...............................     6,600         209,550
 Owens & Minor, Inc. ................................    22,000         418,000
 Pharmacopeia, Inc. (a) .............................    14,700         352,800
                                                                   ------------
                                                                      1,542,925
                                                                   ------------
EDUCATION--0.5%
 Learning Tree International, Inc. (a) ..............     5,400         123,984
                                                                   ------------
ELECTRICAL EQUIPMENT--1.6%
 Garmin, Ltd. (a) ...................................     8,100         185,085
 LTX Corp. (a) ......................................     9,600         245,376
                                                                   ------------
                                                                        430,461
                                                                   ------------
ELECTRONICS--1.1%
 Sensormatic Electronics Corp. (a) ..................    17,000         289,000
                                                                   ------------
FOOD & BEVERAGES--1.2%
 PepsiAmericas, Inc. ................................    24,100         320,530
                                                                   ------------
GAS EXPLORATION--1.1%
 Louis Dreyfus Natural Gas Corp. (a) ................     8,900         310,165
                                                                   ------------

HOUSEHOLD APPLIANCES & HOME
   FURNISHINGS--2.2%
 Furniture Brands International, Inc. (a) ...........     6,300         176,400
 Harman International Industries, Inc. ..............    11,200         426,608
                                                                   ------------
                                                                        603,008
                                                                   ------------
INDUSTRIAL & MACHINERY--2.5%
 AMETEK, Inc. .......................................     7,000         213,850
 Esterline Technologies Corp. (a) ...................    20,900         454,575
                                                                   ------------
                                                                        668,425
                                                                   ------------
INSURANCE--8.7%
 AmerUs Group Co. ...................................    14,800         524,956
 Arthur J. Gallagher & Co. ..........................     7,200         187,200
 Everest Re Group, Ltd. .............................     6,000         448,800
 HCC Insurance Holdings, Inc. .......................    16,400         401,800
 Radian Group, Inc. .................................     8,358         338,081
 RenaissanceRe Holdings, Ltd. .......................     5,000         370,500
 W.R. Berkley Corp. .................................     2,300          95,266
                                                                   ------------
                                                                      2,366,603
                                                                   ------------
LEISURE & ENTERTAINMENT--1.4%
 Brunswick Corp. ....................................    15,900         382,077
                                                                   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
8

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO (CONCLUDED)
MEDICAL PRODUCTS--3.9%
 American Medical Systems Holdings, Inc. (a) ........    16,100    $    247,135
 INAMED Corp. (a) ...................................     4,800         135,888
 Invacare Corp. .....................................     5,400         208,602
 STERIS Corp. (a) ...................................    16,600         332,830
 Varian, Inc. (a) ...................................     4,700         151,810
                                                                   ------------
                                                                      1,076,265
                                                                   ------------
MEDICAL SERVICES--3.2%
 Albany Molecular Research, Inc. (a) ................     7,300         277,473
 Gene Logic, Inc. (a) ...............................    20,600         449,080
 Renal Care Group, Inc. (a) .........................     4,514         148,465
                                                                   ------------
                                                                        875,018
                                                                   ------------
MEDICAL SUPPLIES--1.1%
 DENTSPLY International, Inc. .......................     6,800         301,580
                                                                   ------------
OIL & GAS--6.1%
 Coflexip SA ADR ....................................     4,700         353,920
 Core Laboratories NV (a) ...........................    17,800         333,750
 Helmerich & Payne, Inc. ............................    11,200         345,184
 Horizon Offshore, Inc. (a) .........................    12,900         174,150
 Hydril Co. (a) .....................................     4,600         104,742
 Kinder Morgan Management, LLC (a) ..................     5,100         349,350
                                                                   ------------
                                                                      1,661,096
                                                                   ------------
PRINTING--0.7%
 Banta Corp. ........................................     6,800         199,240
                                                                   ------------
PUBLISHING--6.1%
 Houghton Mifflin Co. ...............................     6,300         377,559
 Journal Register Co. (a) ...........................    23,768         382,665
 Pulitzer, Inc. .....................................     3,600         190,080
 R. H. Donnelley Corp. (a) ..........................     9,500         304,000
 Valassis Communications, Inc. (a) ..................    11,200         400,960
                                                                   ------------
                                                                      1,655,264
                                                                   ------------
REAL ESTATE--3.4%
 Alexandria Real Estate Equities, Inc. ..............     9,800         390,040
 Annaly Mortgage Management, Inc. ...................     9,700         132,987
 Cousins Properties, Inc. ...........................     8,900         238,965
 FelCor Lodging Trust, Inc. .........................     6,800         159,120
                                                                   ------------
                                                                        921,112
                                                                   ------------
RETAIL--7.5%
 AnnTaylor Stores Corp. (a) .........................    11,700         418,860
 Blockbuster, Inc., Class A .........................    14,300         260,975
 Pacific Sunwear of California, Inc. (a) ............    15,000         336,450
 Ross Stores, Inc. ..................................    18,600         445,470
 The Children's Place Retail Stores, Inc. (a) .......    10,600         284,080
 Venator Group, Inc. (a) ............................    20,100         307,530
                                                                   ------------
                                                                      2,053,365
                                                                   ------------
TELECOMMUNICATIONS EQUIPMENT--1.6%
 ANTEC Corp. (a) ....................................    20,700         256,680
 CommScope, Inc. (a) ................................     7,200         169,200
                                                                   ------------
                                                                        425,880
                                                                   ------------
TRANSPORTATION--1.0%
 CNF, Inc. ..........................................     9,400         265,550
                                                                   ------------
UTILITIES--2.7%
 Avista Corp. .......................................     9,700         193,806
 Orion Power Holdings, Inc. (a) .....................     6,500         154,765
 Sierra Pacific Resources ...........................    23,700         378,963
                                                                   ------------
                                                                        727,534
                                                                   ------------
TOTAL COMMON STOCKS
 (Identified cost $22,783,797) ......................                25,891,080
                                                                   ------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                         (000)
                                                       ---------
REPURCHASE AGREEMENT--10.1%
 State Street Corp., 3.88%, 07/02/01,
   (Dated 06/29/01, collateralized by
   $2,590,000 United States Treasury
   Note, 6.625%, 05/15/07, with a
   value of $2,803,613)
   (Identified cost $2,748,000) .....................  $  2,748       2,748,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $25,531,797) (b) ..................     105.2%   $ 28,639,080
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .......................................      (5.2)     (1,427,257)
                                                          ------   ------------
NET ASSETS ..........................................     100.0%   $ 27,211,823
                                                          ======   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
COMMON STOCKS--96.6%
DENMARK--0.8%
 TDC A/S ............................................     5,690    $    205,296
                                                                   ------------
FINLAND--0.9%
 UPM-Kymmene Oyj ....................................     8,550         241,934
                                                                   ------------
FRANCE--14.3%
 Alcatel SA .........................................     5,100         106,753
 Alstom .............................................     9,400         261,764
 Aventis SA .........................................     4,271         341,315
 Axa ................................................    15,560         443,719
 BNP Paribas SA .....................................     4,455         388,110
 Compagnie de Saint-Gobain ..........................     1,250         170,020
 Lagardere SCA ......................................     8,030         378,359
 Suez SA ............................................    18,650         600,588
 TotalFinaElf SA ....................................     4,413         618,562
 Vivendi Universal SA ...............................     7,120         415,430
                                                                   ------------
 TOTAL FRANCE .......................................                 3,724,620
                                                                   ------------
GERMANY--6.3%
 Allianz AG .........................................     2,298         671,380
 Bayerische Hypo-und Vereinsbank AG .................    10,970         542,917
 E.On AG ............................................     5,405         283,714
 ThyssenKrupp AG ....................................    11,550         151,714
                                                                   ------------
 TOTAL GERMANY ......................................                 1,649,725
                                                                   ------------
HONG KONG--0.6%
 Hutchison Whampoa, Ltd. ............................    15,000         151,446
                                                                   ------------
IRELAND--1.3%
 Elan Corp. PLC ADR (a) .............................     5,400         329,400
                                                                   ------------
ITALY--3.9%
 Alleanza Assicurazioni .............................    19,080         201,470
 ENI SpA ............................................    43,875         535,419
 San Paolo-IMI SpA ..................................    22,950         294,457
                                                                   ------------
 TOTAL ITALY ........................................                 1,031,346
                                                                   ------------
JAPAN--23.8%
 ACOM Co., Ltd. .....................................     1,800         158,913
 Canon, Inc. ADR ....................................     8,800         362,560
 East Japan Railway Co. .............................        28         161,655
 Fujitsu, Ltd. ......................................    46,000         483,201
 Hitachi, Ltd. ......................................    51,000         500,962
 Japan Tobacco, Inc. ................................         4          27,584
 Kao Corp. ADR ......................................     1,520         377,820
 Kyocera Corp. ......................................     1,300         114,666
 Mizuho Holdings, Inc. ..............................        72         334,857
 Nissan Motor Co., Ltd. .............................    80,000         552,321
 NTT DoCoMo, Inc. ...................................        22         382,808
 Orix Corp. .........................................     3,200         311,250
 Sony Corp. ADR .....................................     8,208         540,086
 Sumitomo Mitsui Banking Corp. ......................    57,000         470,772
 The Nikko Securities Co., Ltd. .....................    66,000         528,699
 The Sumitomo Trust & Banking Co., Ltd. .............    46,000         289,552
 Toyota Motor Corp. .................................     5,200         183,049
 Yamanouchi Pharmaceutical Co., Ltd. ................    16,000         449,042
                                                                   ------------
 TOTAL JAPAN ........................................                 6,229,797
                                                                   ------------
NETHERLANDS--12.5%
 ABN AMRO Holding NV ................................    35,300         663,813
 Akzo Nobel NV ......................................    13,600         576,266
 Getronics NV .......................................    21,400          88,864
 Heineken NV ........................................    10,118         408,403
 ING Groep NV .......................................     9,150         598,622
 Koninklijke (Royal) Philips Electronics NV .........    23,250         616,907
 Wolters Kluwer NV ..................................    12,100         325,569
                                                                   ------------
 TOTAL NETHERLANDS ..................................                 3,278,444
                                                                   ------------
PORTUGAL--1.0%
 Portugal Telecom SGPS SA, Registered
   Shares (a) .......................................    35,100         249,591
                                                                   ------------
SINGAPORE--2.7%
 Oversea-Chinese Banking Corp., Ltd. ................    41,050         268,109
 United Overseas Bank, Ltd. ADR .....................    34,142         431,002
                                                                   ------------
 TOTAL SINGAPORE ....................................                   699,111
                                                                   ------------

SPAIN--3.0%
 Endesa SA ..........................................    29,095         464,529
 Telefonica SA (a) ..................................    26,608         328,313
                                                                   ------------
 TOTAL SPAIN ........................................                   792,842
                                                                   ------------
SWEDEN--3.0%
 Electrolux AB, Series B ............................    21,815         301,955
 Investor AB, B Shares ..............................    38,100         485,317
                                                                   ------------
 TOTAL SWEDEN .......................................                   787,272
                                                                   ------------
SWITZERLAND--2.8%
 ABB, Ltd. ..........................................    11,240         170,180
 Roche Holding AG ...................................     2,900         209,045
 Roche Holding AG ADR ...............................     1,364          98,277
 Zurich Financial Services AG .......................       745         254,208
                                                                   ------------
 TOTAL SWITZERLAND ..................................                   731,710
                                                                   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
 (CONCLUDED)
UNITED KINGDOM--19.7%
 BAE Systems PLC ....................................    61,500    $    294,908
 BP PLC .............................................    74,220         610,943
 British Telecommunications PLC .....................    78,284         492,806
 Cadbury Schweppes PLC ..............................    51,140         345,338
 Diageo PLC .........................................    47,775         524,796
 GlaxoSmithKline PLC ................................    14,570         410,379
 HSBC Holdings PLC ..................................    60,500         717,828
 Invensys PLC .......................................   209,240         397,808
 National Grid Group PLC ............................    38,300         282,634
 Tesco PLC ..........................................    89,770         324,275
 The Great Universal Stores PLC .....................    41,775         357,991
 Vodafone Group PLC .................................   171,400         380,178
                                                                   ------------
 TOTAL UNITED KINGDOM ...............................                 5,139,884
                                                                   ------------
TOTAL COMMON STOCKS
 (Identified cost $29,114,938) ......................                25,242,418
                                                                   ------------

                                                     PRINCIPAL
                                                       AMOUNT
DESCRIPTION                                             (000)         VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.1%
 State Street Corp., 3.88%, 07/02/01,
   (Dated 06/29/01, collateralized by
   $1,015,000 United States Treasury
   Note, 6.000%, 08/15/09, with a
   value of $1,083,513)
   (Identified cost $1,061,000) .....................  $  1,061    $  1,061,000
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $30,175,938) (b) ..................     100.7%   $ 26,303,418
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS .......................................      (0.7)       (179,666)
                                                          ------   ------------
NET ASSETS ..........................................     100.0%   $ 26,123,752
                                                          ======   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
COMMON STOCKS--84.5%
ARGENTINA--0.7%
 Grupo Financiero Galicia SA ADR ....................     2,650    $     39,008
                                                                   ------------
BRAZIL--1.3%
 Petroleo Brasileiro SA ADR .........................     2,570          66,820
                                                                   ------------
CHILE--2.0%
 Administradora de Fondos de
   Pensiones Provida SA ADR .........................     4,400         105,600
                                                                   ------------
EGYPT--1.1%
 Commercial International Bank ......................     6,300          55,452
                                                                   ------------
GREECE--1.0%
 Cosmote Mobile Communications
   SA (a) ...........................................     5,800          52,101
                                                                   ------------
HONG KONG--5.7%
 China Mobile (Hong Kong), Ltd. .....................
   ADR (a) ..........................................     5,820         155,918
 CNOOC, Ltd. ADR (a) ................................     4,450          84,328
 Yue Yuen Industrial (Holdings), Ltd. ...............    28,000          55,642
                                                                   ------------
 TOTAL HONG KONG ....................................                   295,888
                                                                   ------------
HUNGARY--2.2%
 Gedeon Richter Rt ..................................     1,470          81,861
 Magyar Tavkozlesi Rt. ADR ..........................     2,270          33,937
                                                                   ------------
 TOTAL HUNGARY ......................................                   115,798
                                                                   ------------
INDIA--7.7%
 Hindalco Industries, Ltd. GDR (c) ..................     2,200          42,570
 Hindustan Lever, Ltd. ..............................     9,100          39,726
 Infosys Technologies, Ltd. .........................       370          29,585
 ITC, Ltd. ..........................................     2,100          33,703
 Larsen & Toubro, Ltd. ..............................     4,600          21,489
 Larsen & Toubro, Ltd. GDR ..........................       400           4,000
 Larsen & Toubro, Ltd. GDR (c) ......................     3,700          37,000
 Reliance Industries, Ltd. ..........................    10,300          80,907
 State Bank of India ................................    23,600         110,525
                                                                   ------------
 TOTAL INDIA ........................................                   399,505
                                                                   ------------
INDONESIA--2.2%
 PT Hanjaya Mandala Sampoerna Tbk ...................    58,600          82,575
 PT Telekomunikasi Indonesia ADR ....................     5,400          30,024
                                                                   ------------
 TOTAL INDONESIA ....................................                   112,599
                                                                   ------------
ISRAEL--2.3%
 Bank Hapoalim, Ltd. ................................    27,500          67,398
 Check Point Software Technologies, Ltd. (a) ........       500          25,285
 Teva Pharmaceutical Industries, Ltd. ADR ...........       450          28,035
                                                                   ------------
 TOTAL ISRAEL .......................................                   120,718
                                                                   ------------
MEXICO--17.0%
 Carso Global Telecom, Series A1 (a) ................    44,700         107,369
 Cemex SA de CV ADR .................................     3,262          86,443
 Fomento Economico Mexicano SA de CV ADR ............     2,700         115,587
 Grupo Financiero Banamex Accival
   SA de CV, Series O ...............................    68,300         176,879
 Grupo Financiero Banorte SA de CV, Series O (a) ....    31,300          65,676
 Grupo Iusacell SA de CV, Series V ADR (a) ..........     5,400          37,314
 Grupo Televisa SA ADR (a) ..........................     1,900          76,019
 Kimberly-Clark de Mexico SA de CV, Series A ........    11,500          34,049
 Telefonos de Mexico SA de CV, Series L ADR .........     1,700          59,653
 Tubos de Acero de Mexico SA ADR ....................     3,900          49,335
 Wal-Mart de Mexico SA de CV, Series C ..............    31,300          76,703
                                                                   ------------
 TOTAL MEXICO .......................................                   885,027
                                                                   ------------
PERU--0.7%
 Credicorp, Ltd. ....................................     4,300          35,905
                                                                   ------------
PHILIPPINES--1.4%
 Philippine Long Distance Telephone Co. ADR .........     5,300          74,465
                                                                   ------------
RUSSIA--4.0%
 LUKOIL ADR .........................................     2,190         105,044
 Mobile Telesystems ADR (a) .........................     3,680         100,832
                                                                   ------------
 TOTAL RUSSIA .......................................                   205,876
                                                                   ------------

SOUTH AFRICA--11.2%
 ABSA Group, Ltd. ...................................    17,500          82,268
 Anglo American Platinum Corp., Ltd. ................       800          35,671
 Iscor, Ltd. (a) ....................................    25,600          92,207
 Old Mutual PLC .....................................    33,800          77,589
 Sanlam, Ltd. .......................................    63,500          86,755
 Sappi, Ltd. ........................................     5,000          44,030
 Sasol, Ltd. ........................................     7,200          65,817
 South African Breweries PLC ........................     7,400          56,065
 South African Breweries PLC (U.K.) .................     5,800          44,353
                                                                   ------------
 TOTAL SOUTH AFRICA .................................                   584,755
                                                                   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

DESCRIPTION                                              SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
 (CONCLUDED)
SOUTH KOREA--13.5%
 Hynix Semiconductor, Inc. GDR (a), (c) .............      5,500   $     59,125
 Kookmin Bank .......................................      7,540        101,171
 Korea Electric Power Corp. .........................      4,000         74,433
 Korea Telecom Corp. ................................        300         11,996
 Korea Telecom Corp. ADR ............................      3,340         73,413
 Pohang Iron & Steel Co., Ltd. ......................        100          7,997
 Pohang Iron & Steel Co., Ltd. ADR ..................      3,610         71,189
 Samsung Electronics Co., Ltd. GDR (c) ..............      1,846        144,819
 Samsung Fire & Marine Insurance ....................      1,182         37,764
 SK Telecom Co., Ltd. ADR ...........................      7,045        119,060
                                                                   ------------
 TOTAL SOUTH KOREA ..................................                   700,967
                                                                   ------------
TAIWAN--7.8%
 China Steel Corp. GDR ..............................      4,982         49,820
 Compal Electronics, Inc. GDR .......................      5,184         28,254
 Far Eastern Textile, Ltd. ..........................         40             22
 Fubon Insurance Co. ................................    132,000        109,265
 Taiwan Cellular Corp. (a) ..........................     38,567         50,295
 Taiwan Semiconductor Manufacturing
   Co., Ltd. (a) ....................................     43,960         81,715
 United Microelectronics Corp. ADR (a) ..............      7,500         66,750
 Via Technologies, Inc. (a) .........................      3,000         20,738
                                                                   ------------
 TOTAL TAIWAN .......................................                   406,859
                                                                   ------------
TURKEY--2.0%
 Turkcell Iletisim Hizmetleri AS ADR (a) ............     10,550         29,540
 Turkiye Garanti Bankasi AS ADR (a), (c) ............      5,800         28,710
 Yapi ve Kredi Bankasi AS (a) ....................... 14,720,355         45,854
                                                                   ------------
 TOTAL TURKEY .......................................                   104,104
                                                                   ------------
VENEZUELA--0.7%
 Compania Anonima Nacional Telefonos
   de Venezuela ADR .................................      1,600         37,504
                                                                   ------------
TOTAL COMMON STOCKS
 (Identified cost $5,058,383) .......................                 4,398,951
                                                                   ------------
PREFERRED STOCKS--13.1%
BRAZIL--13.1%
 Banco Bradesco SA .................................. 13,070,084         68,596
 Banco Itau SA ......................................  1,352,800        118,528
 Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar ADR ..........................      3,200         74,272
 Companhia de Bebidas das Americas
   ADR ..............................................      6,070        140,520
 Companhia Paranaense de
   Energia-Copel ADR ................................     13,500        101,385
 Embratel Participacoes SA ADR ......................      7,300         54,604
 Tele Norte Leste Participacoes SA ADR ..............      5,044         76,971
 Telesp Celular Participacoes SA ADR ................      3,050         46,208
                                                                   ------------
 TOTAL BRAZIL .......................................                   681,084
                                                                   ------------
TOTAL PREFERRED STOCKS
 (Identified cost $825,186) .........................                   681,084
                                                                   ------------
TOTAL INVESTMENTS
 (Identified cost $5,883,569) (b) ...................       97.6%  $  5,080,035
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .....................................        2.4        127,249
                                                           ------  ------------
NET ASSETS ..........................................      100.0%  $  5,207,284
                                                           ======  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                          AGGREGATE        AGGREGATE           NET
                                                            GROSS            GROSS          UNREALIZED
                                         AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
PORTFOLIO                                  COST         APPRECIATION     DEPRECIATION     (DEPRECIATION)
-----------------------------------   --------------   --------------   --------------   ---------------
  Retirement Equity                    $ 5,221,877       $  271,752       $  120,462      $    151,290
  Retirement Small Cap                  25,531,797        4,096,309          989,026         3,107,283
  Retirement International Equity       30,175,938          458,715        4,331,235        (3,872,520)
  Retirement Emerging Markets            5,883,569          335,817        1,139,351          (803,534)

(c) Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers".

Abbreviations:

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS BY INDUSTRY, FOR THOSE PORTFOLIOS PREVIOUSLY PRESENTED BY
COUNTRY:

                                         LAZARD RETIREMENT     LAZARD RETIREMENT
                                       INTERNATIONAL EQUITY    EMERGING MARKETS
                                             PORTFOLIO             PORTFOLIO
                                       --------------------    -----------------
INDUSTRY
Aerospace & Defense ................            1.1%                    --%
Automotive .........................            2.8                     --
Banking & Financial Services .......           24.8                   21.2
Brewery ............................            1.6                    6.8
Broadcasting .......................             --                    1.5
Chemicals & Plastics ...............            2.2                     --
Commercial Services ................            0.3                     --
Computer Software ..................             --                    1.0
Computers & Business Equipment .....             --                    0.5
Conglomerates ......................             --                    1.2
Construction Materials .............            0.7                    1.7
Cosmetics & Toiletries .............            1.4                     --
Diversified ........................            5.1                     --
Drugs & Health Care ................            7.0                    2.1
Electronics ........................            8.0                    4.5
Food & Beverages ...................            3.3                     --
Forest Products ....................            0.9                     --
Household Appliances &
  Home Furnishings .................            2.1                     --
Household Products .................            1.2                    0.8
Industrial & Machinery .............            1.0                     --
Insurance ..........................            6.0                    6.0
Manufacturing ......................            2.8                     --
Metals .............................             --                    3.3
Multimedia .........................            1.6                     --
Oil & Gas ..........................            6.8                    6.2
Paper Products .....................             --                    1.5
Petrochemicals .....................             --                    1.5
Publishing .........................            1.2                     --
Repurchase Agreement ...............            4.1                     --
Retail .............................            2.6                    4.0
Semiconductor Manufacturers ........             --                    2.7
Steel ..............................             --                    3.4
Telecommunications .................            8.2                   22.1
Tobacco ............................             --                    2.2
Utilities ..........................            3.9                    3.4
                                              ------                  ----
Total Investments ..................          100.7%                  97.6%
                                              ======                  ====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                        LAZARD         LAZARD
                                                                       LAZARD          LAZARD         RETIREMENT     RETIREMENT
                                                                     RETIREMENT      RETIREMENT     INTERNATIONAL     EMERGING
                                                                       EQUITY         SMALL CAP         EQUITY        MARKETS
                                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                   -------------- ---------------- --------------- -------------
ASSETS
Investments in securities, at value (cost $4,785,877,
 $22,783,797, $29,114,938, and $5,883,569, respectively) .........   $4,937,167     $ 25,891,080    $ 25,242,418    $5,080,035
Repurchase Agreement, at value ...................................      436,000        2,748,000       1,061,000            --
Cash .............................................................          998               49             360        55,762
Foreign currency (cost $0, $0, $40,386, and $43,372,
 respectively) ...................................................           --               --          40,386        42,200
Receivables for:
 Investments sold ................................................           --           52,059         227,444        72,428
  Dividends and interest .........................................        3,737            6,173          35,318        20,529
  Capital stock sold .............................................      176,305           14,936          95,153            --
Due from Investment Manager ......................................        2,517               --              --         7,465
Deferred organizational expenses .................................        4,803            4,364           6,108         4,364
                                                                     ----------     ------------    ------------    ----------
Total assets .....................................................    5,561,527       28,716,661      26,708,187     5,282,783
                                                                     ----------     ------------    ------------    ----------
LIABILITIES
Payables for:
  Investments purchased ..........................................       90,321        1,289,852         512,881        20,581
  Capital stock repurchased ......................................          393          136,994             388        15,491
Investment management fees payable ...............................           --           38,730          25,960            --
Accrued directors' fees payable ..................................           --               --              34            16
Accrued distribution fees payable ................................          988            5,516           5,063         1,178
Other accrued expenses and payables ..............................       19,054           33,746          40,109        38,233
                                                                     ----------     ------------    ------------    ----------
Total liabilities ................................................      110,756        1,504,838         584,435        75,499
                                                                     ----------     ------------    ------------    ----------
Net assets .......................................................   $5,450,771     $ 27,211,823    $ 26,123,752    $5,207,284
                                                                     ==========     ============    ============    ==========
NET ASSETS
Paid in capital ..................................................   $5,343,183     $ 23,526,606    $ 30,272,004    $6,564,104
Undistributed (distributions in excess of)
 investment income--net ..........................................       14,454            4,079         136,858        23,849
Unrealized appreciation (depreciation) on:
  Investments--net ...............................................      151,290        3,107,283      (3,872,520)     (803,534)
  Foreign currency--net ..........................................           --               --           1,705        (1,311)
Accumulated realized gain (loss)--net ............................      (58,156)         573,855        (414,295)     (575,824)
                                                                     ----------     ------------    ------------    ----------
Net assets .......................................................   $5,450,771     $ 27,211,823    $ 26,123,752    $5,207,284
                                                                     ==========     ============    ============    ==========
Shares of capital stock outstanding* .............................      532,945        2,076,178       2,508,456       688,410
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .........   $    10.23     $      13.11    $      10.41    $     7.56

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                    LAZARD         LAZARD
                                                                      LAZARD        LAZARD        RETIREMENT     RETIREMENT
                                                                    RETIREMENT    RETIREMENT    INTERNATIONAL     EMERGING
                                                                      EQUITY       SMALL CAP        EQUITY        MARKETS
                                                                     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   ------------ -------------- --------------- -------------
INVESTMENT INCOME
INCOME:
 Interest ........................................................  $  12,913     $   47,049    $     22,062    $    5,730
 Dividends .......................................................     31,959         87,330         264,074        59,922
                                                                    ---------     ----------    ------------    ----------
Total investment income* .........................................     44,872        134,379         286,136        65,652
                                                                    ---------     ----------    ------------    ----------
EXPENSES:
 Management fees .................................................     18,251         78,180          84,093        27,591
 Administration fees .............................................     19,159         20,757          20,915        19,224
 Distribution fees ...............................................      6,084         26,061          28,030         6,898
 Custodian fees ..................................................      8,016         22,114          40,445        41,473
 Professional services ...........................................     11,417         13,273          13,602        11,642
 Registration fees ...............................................        518          2,511           2,190           171
 Shareholders' services ..........................................      7,005          7,112           7,161         6,687
 Directors' fees and expenses ....................................         94            447             556           143
 Shareholders' reports ...........................................      1,418          6,890           7,865         2,077
 Amortization of organizational expenses .........................      1,767          1,636           2,242         1,636
 Other ...........................................................        355            471             593           378
                                                                    ---------     ----------    ------------    ----------
Total expenses before fees waived and expenses reimbursed ........     74,084        179,452         207,692       117,920
 Management fees waived and expenses reimbursed ..................    (34,291)       (39,450)        (58,133)      (64,305)
 Administration fees waived ......................................     (9,375)        (9,375)         (9,375)       (9,375)
 Expense reductions ..............................................         --           (327)            (29)          (89)
                                                                    ---------     ----------    ------------    ----------
Expenses--net ....................................................     30,418        130,300         140,155        44,151
                                                                    ---------     ----------    ------------    ----------
INVESTMENT INCOME (LOSS)--NET ....................................     14,454          4,079         145,981        21,501
                                                                    ---------     ----------    ------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY--NET
 Realized gain (loss) on:
  Investments--net ...............................................     55,769        559,981        (435,176)     (382,396)
  Foreign currency--net ..........................................         --             --         (52,038)       (5,063)
 Change in net unrealized appreciation (depreciation) on:
  Investments--net ...............................................    134,688      1,916,554      (2,874,219)      215,040
  Foreign currency--net ..........................................         --             --           4,624        (1,309)
                                                                    ---------     ----------    ------------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY--NET ...........................    190,457      2,476,535      (3,356,809)     (173,728)
                                                                    ---------     ----------    ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .................................................  $ 204,911     $2,480,614    $ (3,210,828)   $ (152,227)
                                                                    =========     ==========    ============    ==========
*Net of foreign withholding taxes of .............................  $     506     $      241    $     39,782    $    7,992
                                                                    =========     ==========    ============    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                             LAZARD
                                                   RETIREMENT EQUITY PORTFOLIO
                                                 ------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED
                                                   JUNE 30, 2001    DECEMBER 31,
                                                    (UNAUDITED)         2000
                                                 --------------     -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net .................    $    14,454     $    17,295
 Realized gain (loss) on investments
  and foreign currency--net ....................         55,769         240,459
 Change in unrealized appreciation
  (depreciation)--net ..........................        134,688        (334,765)
                                                    -----------     -----------
Net increase (decrease) in net assets
 resulting from operations .....................        204,911         (77,011)
                                                    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net ...................             --         (17,295)
 From realized gains--net ......................             --        (240,810)
 In excess of investment income--net ...........             --          (2,185)
 In excess of realized gains--net ..............             --         (83,851)
                                                    -----------     -----------
Net decrease in net assets resulting
 from distributions ............................             --        (344,141)
                                                    -----------     -----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales .......................      5,820,678       4,308,912
 Net proceeds from reinvestment
  of distributions .............................             --         344,135
 Cost of shares redeemed .......................     (3,806,750)     (3,835,228)
                                                    -----------     -----------
Net increase (decrease) in net assets
 from capital stock transactions ...............      2,013,928         817,819
                                                    -----------     -----------
Total increase (decrease) in net assets ........      2,218,839         396,667
Net assets at beginning of period ..............      3,231,932       2,835,265
                                                    -----------     -----------
Net assets at end of period* ...................    $ 5,450,771     $ 3,231,932
                                                    ===========     ===========
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of period .....        316,986         245,950
                                                    -----------     -----------
 Shares sold ...................................        584,461         371,670
 Shares issued to shareholders from
  reinvestment of distributions ................             --          34,238
 Shares repurchased ............................       (368,502)       (334,872)
                                                    -----------     -----------
 Net increase (decrease) .......................        215,959          71,036
                                                    -----------     -----------
 Shares outstanding at end of period ...........        532,945         316,986
                                                    ===========     ===========
*Includes undistributed (distributions
 in excess of) investment income--net ..........    $    14,454     $        --
                                                    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                             LAZARD
                                                 RETIREMENT SMALL CAP PORTFOLIO
                                                --------------------------------
                                                SIX MONTHS ENDED    YEAR ENDED
                                                 JUNE 30, 2001     DECEMBER 31,
                                                  (UNAUDITED)         2000
                                                ----------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...............    $      4,079     $     29,263
 Realized gain (loss) on investments
  and foreign currency--net ..................         559,981          180,810
 Change in unrealized appreciation
  (depreciation)--net ........................       1,916,554        1,138,346
                                                  ------------     ------------
Net increase (decrease) in net assets
 resulting from operations ...................       2,480,614        1,348,419
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net .................              --          (29,263)
 From realized gains--net ....................              --         (126,327)
 In excess of investment income--net .........              --           (3,430)
                                                  ------------     ------------
Net decrease in net assets resulting
 from distributions ..........................              --         (159,020)
                                                  ------------     ------------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales .....................      14,134,244       19,292,619
 Net proceeds from reinvestment
  of distributions ...........................              --          159,019
 Cost of shares redeemed .....................      (4,608,149)      (8,144,662)
                                                  ------------     ------------
Net increase (decrease) in net assets
 from capital stock transactions .............       9,526,095       11,306,976
                                                  ------------     ------------
Total increase (decrease) in net assets ......      12,006,709       12,496,375
Net assets at beginning of period ............      15,205,114        2,708,739
                                                  ------------     ------------
Net assets at end of period* .................    $ 27,211,823     $ 15,205,114
                                                  ============     ============
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of period ...       1,294,428          275,707
                                                  ------------     ------------
 Shares sold .................................       1,151,794        1,730,661
 Shares issued to shareholders from
  reinvestment of distributions ..............              --           14,482
 Shares repurchased ..........................        (370,044)        (726,422)
                                                  ------------     ------------
 Net increase (decrease) .....................         781,750        1,018,721
                                                  ------------     ------------
 Shares outstanding at end of period .........       2,076,178        1,294,428
                                                  ============     ============
*Includes undistributed (distributions in
 excess of) investment income--net ...........    $      4,079     $         --
                                                  ============     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                        LAZARD RETIREMENT
                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                --------------------------------
                                                 SIX MONTHS ENDED    YEAR ENDED
                                                  JUNE 30, 2001     DECEMBER 31,
                                                   (UNAUDITED)         2000
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...............    $    145,981     $    105,118
 Realized gain (loss) on investments
  and foreign currency--net ..................        (487,214)         223,992
 Change in unrealized appreciation
  (depreciation)--net ........................      (2,869,595)      (1,448,571)
                                                  ------------     ------------
Net increase (decrease) in net assets
 resulting from operations ...................      (3,210,828)      (1,119,461)
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net .................              --         (117,667)
 From realized gains--net ....................              --         (165,722)
                                                  ------------     ------------
Net decrease in net assets resulting
 from distributions ..........................              --         (283,389)
                                                  ------------     ------------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales .....................       9,664,905       19,667,882
 Net proceeds from reinvestment
  of distributions ...........................              --          283,389
 Cost of shares redeemed .....................      (1,267,274)      (3,919,200)
                                                  ------------     ------------
Net increase (decrease) in net assets
 from capital stock transactions .............       8,397,631       16,032,071
                                                  ------------     ------------
Total increase (decrease) in net assets ......       5,186,803       14,629,221
Net assets at beginning of period ............      20,936,949        6,307,728
                                                  ------------     ------------
Net assets at end of period* .................    $ 26,123,752     $ 20,936,949
                                                  ============     ============
SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of period ...       1,743,537          467,494
                                                  ------------     ------------
 Shares sold .................................         881,463        1,560,205
 Shares issued to shareholders from
   reinvestment of distributions .............              --           23,876
 Shares repurchased ..........................        (116,544)        (308,038)
                                                  ------------     ------------
 Net increase (decrease) .....................         764,919        1,276,043
                                                  ------------     ------------
 Shares outstanding at end of period .........       2,508,456        1,743,537
                                                  ============     ============
*Includes undistributed (distributions
 in excess of) investment income--net ........    $    136,858     $     (9,123)
                                                  ============     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

--------------------------------------------------------------------------------

                                                        LAZARD RETIREMENT
                                                   EMERGING MARKETS PORTFOLIO
                                                  -----------------------------
                                                  SIX MONTHS ENDED   YEAR ENDED
                                                    JUNE 30, 2001   DECEMBER 31,
                                                     (UNAUDITED)       2000
                                                     -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Investment income (loss)--net ...................   $    21,501    $    21,633
 Realized gain (loss) on investments
  and foreign currency--net ......................      (387,459)       (27,028)
 Change in unrealized appreciation
  (depreciation)--net ............................       213,731     (1,740,176)
                                                     -----------    -----------
Net increase (decrease) in net assets
 resulting from operations .......................      (152,227)    (1,745,571)
                                                     -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
 From investment income--net .....................            --         (8,983)
 From realized gains--net ........................            --        (28,713)
 In excess of realized gains--net ................            --       (164,135)
                                                     -----------    -----------
Net decrease in net assets resulting
 from distributions ..............................            --       (201,831)
                                                     -----------    -----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from sales .........................     1,881,181      3,525,554
 Net proceeds from reinvestment of distributions .            --        201,829
 Cost of shares redeemed .........................    (1,310,261)    (1,558,891)
                                                     -----------    -----------
Net increase (decrease) in net assets from
 capital stock transactions ......................       570,920      2,168,492
                                                     -----------    -----------
Total increase (decrease) in net assets ..........       418,693        221,090
Net assets at beginning of period ................     4,788,591      4,567,501
                                                     -----------    -----------
Net assets at end of period* .....................   $ 5,207,284    $ 4,788,591
                                                     ===========    ===========

SHARES ISSUED AND REPURCHASED:
 Shares outstanding at beginning of period .......       631,227        414,824
                                                     -----------    -----------
 Shares sold .....................................       234,397        350,820
 Shares issued to shareholders from reinvestment
  of distributions ...............................            --         25,714
 Shares repurchased ..............................      (177,214)      (160,131)
                                                     -----------    -----------
 Net increase (decrease) .........................        57,183        216,403
                                                     -----------    -----------
 Shares outstanding at end of period .............       688,410        631,227
                                                     ===========    ===========
*Includes undistributed (distributions in
 excess of) investment income--net ...............   $    23,849    $     2,348
                                                     ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD RETIREMENT EQUITY PORTFOLIO


                                                      SIX MONTHS           YEAR ENDED             FOR THE PERIOD
                                                        ENDED      ----------------------------     3/18/98* TO
                                                       6/30/01+       12/31/00       12/31/99         12/31/98
                                                     -----------   -------------   ------------   ---------------
Net asset value, beginning of period .............     $ 10.20       $ 11.53         $ 11.05          $ 10.00
                                                       -------       -------         -------          -------
Income (loss) from investment operations:
 Net investment income (loss) ....................        0.03          0.07            0.06             0.02
 Net realized and unrealized gain (loss) .........          --         (0.10)           0.83             1.06
                                                       -------       -------         -------          -------
 Total from investment operations ................        0.03         (0.03)           0.89             1.08
                                                       -------       -------         -------          -------
Less distributions from and in excess of:
 Net investment income ...........................          --         (0.07)          (0.06)           (0.02)
 Net realized gains ..............................          --         (1.23)          (0.35)           (0.01)
                                                       -------       -------         -------          -------
 Total distributions .............................          --         (1.30)          (0.41)           (0.03)
                                                       -------       -------         -------          -------
Net asset value, end of period ...................     $ 10.23       $ 10.20         $ 11.53          $ 11.05
                                                       =======       =======         =======          =======
TOTAL RETURN (a) .................................        0.3%        (0.1)%            8.2%            10.9%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $ 5,451       $ 3,232         $ 2,835          $ 2,513
Ratios to average net assets:
 Net expenses (b) ................................       1.25%         1.25%           1.33%            1.50%
 Gross expenses (b) ..............................       3.04%         5.07%           5.63%           21.32%
 Net investment income (b) .......................       0.59%         0.74%           0.42%            0.53%
Portfolio turnover rate ..........................         78%          133%             35%              40%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

                                                      SIX MONTHS                    YEAR ENDED                    FOR THE PERIOD
                                                        ENDED      -------------------------------------------     11/4/97* TO
                                                       6/30/01+      12/31/00       12/31/99        12/31/98         12/31/97
                                                     -----------   ------------   ------------   -------------   ---------------
Net asset value, beginning of period .............     $ 11.75       $  9.82        $  9.52         $  9.84         $ 10.00
                                                       -------       -------        -------          ------         -------
Income (loss) from investment operations:
 Net investment income (loss) ....................          --          0.03           0.02              --            0.02
 Net realized and unrealized gain (loss) .........        1.36          2.03           0.46           (0.32)          (0.16)
                                                       -------       -------        -------        --------         -------
 Total from investment operations ................        1.36          2.06           0.48           (0.32)          (0.14)
                                                       -------       -------        -------        --------         -------
Less distributions from and in excess of:
 Net investment income ...........................          --         (0.03)         (0.02)             --           (0.02)
 Net realized gains ..............................          --         (0.10)         (0.16)             --              --
                                                       -------       -------        -------        --------         -------
 Total distributions .............................          --         (0.13)         (0.18)             --           (0.02)
                                                       -------       -------        -------        --------         -------
Net asset value, end of period ...................     $ 13.11       $ 11.75        $  9.82         $  9.52         $  9.84
                                                       =======       =======        =======        ========         =======
TOTAL RETURN (a) .................................       11.6%         21.1%           5.1%          (3.2)%          (1.4)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $27,212       $15,205        $ 2,709         $ 1,704         $   591
Ratios to average net assets:
 Net expenses (b) ................................       1.25%         1.25%          1.32%           1.50%           1.50%
 Gross expenses (b) ..............................       1.72%         2.76%          7.31%          16.20%          52.55%
 Net investment income (loss) (b) ................       0.04%         0.42%          0.16%          (0.18)%          0.71%
Portfolio turnover rate ..........................         37%           67%            73%             61%              0%
SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS (CONCLUDED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO


                                                      SIX MONTHS            YEAR ENDED             FOR THE PERIOD
                                                        ENDED      ----------------------------      9/1/98* TO
                                                       6/30/01+       12/31/00       12/31/99         12/31/98
                                                     -----------   -------------   ------------   ---------------
Net asset value, beginning of period .............     $ 12.01       $ 13.49         $ 11.23          $ 10.00
                                                       -------       -------         -------          -------
Income (loss) from investment operations:
 Net investment income (loss) ....................        0.06          0.10            0.08            (0.04)
 Net realized and unrealized gain (loss) .........       (1.66)        (1.40)           2.32             1.27
                                                       -------       -------        -------          -------
 Total from investment operations ................       (1.60)        (1.30)           2.40             1.23
                                                       -------       -------        -------          -------
Less distributions from and in excess of:
 Net investment income ...........................          --         (0.08)          (0.07)              --
 Net realized gains ..............................          --         (0.10)          (0.07)              --
                                                       -------       -------        -------          -------
 Total distributions .............................          --         (0.18)          (0.14)              --
                                                       -------       -------        -------          -------
Net asset value, end of period ...................     $ 10.41       $ 12.01         $ 13.49          $ 11.23
                                                       =======       =======        =======          =======
TOTAL RETURN (a) .................................     (13.3)%        (9.6)%           21.4%            12.3%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........     $26,124       $20,937        $ 6,308          $   513
Ratios to average net assets:
 Net expenses (b) ................................       1.25%         1.25%           1.31%            1.60%
 Gross expenses (b) ..............................       1.85%         2.32%          12.94%           48.67%
 Net investment income (loss) (b) ................       1.30%         0.72%           0.85%          (0.58)%
Portfolio turnover rate ..........................         22%           32%             22%               7%

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

                                                     SIX MONTHS                YEAR ENDED                FOR THE PERIOD
                                                       ENDED     --------------------------------------   11/4/97* TO
                                                      6/30/01+     12/31/00     12/31/99     12/31/98       12/31/97
                                                   ------------- ------------ ------------ ------------ ---------------
Net asset value, beginning of period .............   $  7.59       $11.01      $  7.26      $ 9.49       $ 10.00
                                                     -------      -------      -------      ------       -------
Income (loss) from investment operations:
 Net investment income (loss) ....................      0.03         0.03         0.02        0.06          0.04
 Net realized and unrealized gain (loss) .........     (0.06)       (3.12)        3.76       (2.23)        (0.51)
                                                     -------      -------      -------      ------       -------
 Total from investment operations ................     (0.03)       (3.09)        3.78       (2.17)        (0.47)
                                                     -------      -------      -------      ------       -------
Less distributions from and in excess of:
 Net investment income ...........................        --        (0.01)       (0.03)      (0.06)        (0.04)
 Net realized gains ..............................        --        (0.32)          --          --            --
                                                     -------      -------      -------      ------       -------
 Total distributions .............................        --        (0.33)       (0.03)      (0.06)        (0.04)
                                                     -------      -------      -------      ------       -------
Net asset value, end of period ...................   $  7.56       $ 7.59      $ 11.01      $ 7.26       $  9.49
                                                     =======      =======      =======      ======       =======
TOTAL RETURN (a) .................................     (0.4)%     (28.1)%        52.1%      (22.9)%       (4.7)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .........   $ 5,207       $4,789      $ 4,568      $1,249       $ 1,429
Ratios to average net assets:
 Net expenses (b) ................................      1.60%       1.60%        1.64%       1.80%         1.80%
 Gross expenses (b) ..............................      4.27%       4.15%        9.59%      14.37%        23.17%
 Net investment income (b) .......................      0.78%       0.42%        0.39%       0.83%         1.96%
Portfolio turnover rate ..........................        28%         54%          45%         44%            0%
SEE NOTES TO FINANCIAL HIGHLIGHTS.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

  *  Commencement of operations.

  +  Unaudited.

(a) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales load. Periods of less than one year are not annualized.

(b)  Annualized for periods of less than one year.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION

Lazard Retirement Series, Inc. (the "Fund") was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of nine no-load portfolios (each referred to as a "Portfolio"), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is "diversified", as defined in the Act, are offered: Lazard Retirement Equity Portfolio ("Equity Portfolio"), Lazard Retirement Small Cap Portfolio ("Small Cap Portfolio"), Lazard Retirement International Equity Portfolio ("International Equity Portfolio") and Lazard Retirement Emerging Markets Portfolio ("Emerging Markets Portfolio"). Each of the other five Portfolios had not commenced operations as of June 30, 2001.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ or other U.S. exchanges are based on the last quoted sales price on the principal exchange on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last quoted sales price; securities not traded on the valuation date are valued at the closing bid price.

(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, plus interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Portfolio may suffer a loss.

(d) FOREIGN CURRENCY TRANSLATION--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the transaction date.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2000, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000, as follows:

PORTFOLIO                 AMOUNT
----------------------   -------
Equity                   $12,266
Small Cap                     --
International Equity      10,628
Emerging Markets         139,624

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

(f) DIVIDENDS AND DISTRIBUTIONS--The Fund intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts annually to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book and tax differences relating to shareholder distributions will result in reclassifications between investment income-net, realized gains-net, and paid in capital.

As a result of these book/tax differences, the Portfolios made the following reclassifications to the capital accounts for the year ended December 31, 2000:

                                     INCREASE (DECREASE)
                     ---------------------------------------------------
                                          UNDISTRIBUTED
                                           INVESTMENT       ACCUMULATED
                                             INCOME        REALIZED GAIN
PORTFOLIO             PAID IN CAPITAL      (LOSS)-NET       (LOSS)-NET
==================   -----------------   --------------   --------------
Equity                   $ (2,429)       $ 2,185          $    244
Small Cap                  (1,806)         3,056            (1,250)
International
   Equity                  (3,181)        17,495           (14,314)
Emerging Markets           (2,058)        (6,802)            8,860

(g) ORGANIZATIONAL EXPENSES--Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations. In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by the initial shareholder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(h) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(i) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses and report the amount of such credits separately as an expense reduction.

(j) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND
DISTRIBUTION AGREEMENTS

The Fund has entered into an investment management agreement (the "Management Agreement") with Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC. Pursuant to the Management Agreement, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each of the Portfolios pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

PORTFOLIO                 ANNUAL RATE
----------------------    -----------
Equity                       0.75%
Small Cap                    0.75
International Equity         0.75
Emerging Markets             1.00

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

                              ANNUAL RATE
PORTFOLIO                 OPERATING EXPENSES
----------------------    ------------------
Equity                           1.25%
Small Cap                        1.25
International Equity             1.25
Emerging Markets                 1.60

The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street") to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. Through February 28, 2001, State Street had agreed to waive one half of the $37,500 fixed annual rate for each of the active Portfolios whose assets were less than $25 million. Beginning March 1, 2001, State Street has agreed to waive one half of the $37,500 fixed annual

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

rate for all Portfolios until such time that the Fund's aggregated assets reach an amount equal to the product of $25 million and the number of active Portfolios.

The Fund has a distribution agreement with Lazard Freres & Co. LLC (the "Distributor"). The Distributor acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of shares.

The Distributor provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of the Portfolio, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, or to certain financial institutions, securities dealers and other industry professionals, for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities), for the period ended June 30, 2001 were as follows:

PORTFOLIO                 PURCHASES          SALES
----------------------   -----------      ----------
Equity                   $ 5,272,774      $3,418,871
Small Cap                 16,706,347       7,187,850
International Equity      13,100,924       4,880,126
Emerging Markets           2,214,832       1,488,512

For the period ended June 30, 2001, brokerage commissions were paid to Lazard Freres & Co. LLC for portfolio transactions executed on behalf of certain of the Portfolios as follows:

PORTFOLIO      COMMISSIONS PAID
-----------   ------------------
Equity              $6,291
Small Cap            2,060

                      [This page left blank intentionally]

LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 887-4929
http://www.lazardnet.com


INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300


DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112


CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455


INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com


LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD
Retirement Series
30 Rockefeller Plaza
New York, New York 10112
Telephone (800) 887-4929
http://www.lazardnet.com



This report is for the information of the shareholders of Lazard
Retirement Series, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.


                                                                         MF03101